UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2023

OceanTech Acquisitions I Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40450	85-2122558
(Commission File Number)	(IRS Employer Identification No.)

515 Madison Avenue
Suite 8133
New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (929) 412-1272

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	OTECU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	OTECO	The Nasdaq Stock Market LLC
Redeemable Warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	OTECW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Adjournment of Special Meeting of Stockholders

OceanTech Acquisitions I Corp., a Delaware corporation (“OceanTech”), announced today that its meeting of eligible stockholders of record as of the record date (the “Stockholders”) scheduled for Friday, May 26, 2023 at 1:00 p.m. EDT (the “Special Meeting”) will be adjourned immediately after it is convened (the “Adjournment”) until 11:30 a.m. EDT on Tuesday, May 30, 2023 (as reconvened, the “Reconvened Special Meeting”). OceanTech previously filed a Definitive Proxy statement on Schedule 14(a) (the “Final Proxy”) with respect to the Special Meeting to vote on, (i) a proposal to approve an amendment to OceanTech’s amended and restated certificate of incorporation to extend the date by which OceanTech must consummate its initial business combination from June 2, 2023 (the “Initial Deadline”) by up to twelve (12) one-month extensions through June 2, 2024, or such earlier date as determined by OceanTech’s board of directors and (ii) a proposal to approve an amendment to that certain Investment Management Trust Agreement dated as of May 27, 2021 between Continental Stock Transfer & Trust Company and OceanTech. The record date of April 17, 2023 reflected in the Final Proxy will remain the same, and the Stockholders will continue to be entitled to vote at the Reconvened Special Meeting. Any Stockholder who has previously cast votes does not need to vote again. Stockholders may virtually attend the Reconvened Special Meeting, including to vote and/or submit questions during the Reconvened Special Meeting. Prior to and during the pendency of the Reconvened Special Meeting, any Stockholder who has not yet voted is encouraged to vote by Internet prior to 11:59 p.m., EDT, on May 29, 2023.

The press release announcing the Adjournment is filed as Exhibit 99.1 and incorporated by reference.

Item 9.01	Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release dated May 25, 2023.
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANTECH ACQUISITIONS I CORP.

Date: May 25, 2023	By:	/s/ Suren Ajjarapu
Suren Ajjarapu
Chief Executive Officer